UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014 (November 4, 2014)

HEALTHCARE TRUST OF AMERICA, INC.

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

(480) 998-3478

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 4, 2014, Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”) and Healthcare Trust of America Holdings, LP, the operating partnership subsidiary of HTA, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (the “Underwriters”), for an underwritten public offering of 8,000,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), at a price to the public of $12.55 per share (the “Offering”). HTA has granted the Underwriters a 30-day option to purchase up to 1,200,000 additional shares of its Common Stock. HTA issued and delivered 8,000,000 shares of Common Stock from the Offering on November 7, 2014.

In connection with the Offering, certain of the directors and executive officers of HTA have agreed to enter into 60-day “lock-up” agreements in substantially the form attached to the Underwriting Agreement.

HTA received $100.4 million in gross proceeds, before deducting underwriting discounts and commissions and estimated offering expenses. HTA intends to use net proceeds from the Offering to repay a portion of the outstanding indebtedness under the senior unsecured revolving credit and term loan facility and for general corporate purposes, including, without limitation, working capital and investment in real estate.

The Offering was made pursuant to an automatic shelf-registration statement filed with the Securities and Exchange Commission (the “SEC”) on December 24, 2012 (File No. 333-185668), a base prospectus, dated December 21, 2012, included as part of the registration statement, and a prospectus supplement, dated November 4, 2014, filed on November 6, 2014, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is intended to be a summary and is qualified in its entirety to the terms of the Underwriting Agreement, attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 4, 2014, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: November 7, 2014	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: November 7, 2014	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer, President and Chairman